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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):     April 27, 2004
                                                      ----------------------


                             OGLEBAY NORTON COMPANY
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               (Exact Name of Registrant as Specified in Charter)


              Ohio                      000-32665             34-1888342
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  (State or Other Jurisdiction         (Commission           (IRS Employer
       of Incorporation)               File Number)       Identification No.)

        North Point Tower
1001 Lakeside Avenue, 15th Floor
         Cleveland, Ohio                                      44114-1151
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         (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:        (216) 861-3300
                                                     ---------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     On April 27, 2004, Oglebay Norton Company, an Ohio corporation ("Oglebay Norton"), and its subsidiaries filed a joint plan of reorganization (the "Plan") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Plan is subject to review and approval by the Bankruptcy Court.

     A copy of the Plan is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

     Certain information in the Plan contains statements that are "forward-looking" in that they reflect Oglebay Norton's current views with respect to current events and financial performance. These forward-looking statements are subject to uncertainties and factors relating to Oglebay Norton's operations and business environment and a number of other risks, uncertainties and assumptions, all of which are difficult to predict and many of which are beyond its control. Oglebay Norton believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made by it: (1) business and financial risks associated with its decision to file for protection under chapter 11 of the United States Bankruptcy Code; (2) its ability to restructure its debt, and the ability of such activities to provide adequate liquidity to sufficiently improve its financial position; (3) its ability to complete its cost reduction initiatives; (4) weather conditions, particularly in the Great Lakes region, flooding, and/or water levels; (5) fluctuations in energy, fuel and oil prices; (6) fluctuations in integrated steel production in the Great Lakes region; (7) fluctuations in Great Lakes and Mid-Atlantic construction activity; (8) economic conditions in California or population growth rates in the Southwestern United States; (9) the outcome of periodic negotiations of labor agreements; (10) changes in the demand for its products due to changes in technology; (11) the loss, insolvency or bankruptcy of major customers, insurers or vendors; (12) changes in environmental laws;
(13) difficulty in hiring sufficient staff that is appropriately skilled and licensed, particularly for its vessel operations; and (14) an increase in the number and cost of asbestos and silica product liability claims filed against it and determinations by a court or jury against its interest.

     Oglebay Norton does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The terms of the Plan as it is ultimately confirmed by the Bankruptcy Court can ultimately affect Oglebay Norton's balance sheet going forward. No assurance can be given as to what claims or interests will be satisfied under the Plan and in what manner. Accordingly, Oglebay Norton urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

     The Plan contained in this public filing is preliminary only and is subject to material modifications. Therefore, no one should rely upon the disclosure of such information in making any investment decisions. This disclosure is not intended to be a solicitation of votes for any reorganization of Oglebay Norton.




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     Oglebay Norton agrees to furnish supplementally a copy of any omitted schedule to Exhibit 2.1 to the Securities Exchange Commission upon request.


ITEM 7.  EXHIBITS.

    (c)    Exhibits:

            Number       Exhibit

            2.1 Joint Plan of Reorganization of Debtors and Debtors in Possession, as filed with the United States Bankruptcy Court for the District of Delaware on April 27, 2004






















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       OGLEBAY NORTON COMPANY




                                       By:  /s/ Julie A. Boland
                                            ------------------------------------
                                            Name:  Julie A. Boland
                                            Title: Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer


Dated: May 12, 2004
























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                                INDEX TO EXHIBITS



      NUMBER      EXHIBIT

       2.1 Joint Plan of Reorganization of Debtors and Debtors in Possession, as filed with the United States Bankruptcy Court for the District of Delaware on April 27, 2004